Supplement to the
Fidelity® Variable Insurance Products
Freedom Lifetime Income Funds
April 30, 2006
Prospectus

The following is a corrected presentation of the chart found in the "Fund Basics" section on page 8.

VIPFLI-06-01 June 2, 2006
1.832271.100